UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 25, 2011 (January 14, 2011)

AFFINION GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-133895	16-1732152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 High Ridge Park

Stamford, CT 06905

(Address of Principal Executive Offices)

(203) 956-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously reported, on January 14, 2011, Affinion Group, Inc., a Delaware corporation (the “Company”), the Company’s parent, Affinion Group Holdings, Inc., a Delaware corporation (“Holdings”), Parker Holdings, LLC, a Delaware limited liability company and a direct, wholly owned subsidiary of the Company (“Merger Holdings”), Parker Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Merger Holdings (“Merger Sub”), and Webloyalty Holdings, Inc., a Delaware corporation (“Webloyalty”), entered into, and consummated, an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Merger Sub merged with and into Webloyalty (the “Merger”). As a result of the Merger, Webloyalty became a direct wholly owned subsidiary of Merger Holdings.

As a result of the Merger, (i) Affinion Group Holdings, LLC, which is an affiliate of Apollo Management V, L.P., and Holdings’ existing management investors collectively own approximately 70.4% of the issued and outstanding shares of common stock, par value $0.01 per share, of Holdings (“Common Stock”); (ii) General Atlantic Partners 79, L.P., GAP-W, LLC, GapStar, LLC, GAPCO GmbH & Co. KG, GAP Coinvestments III, LLC and GAP Coinvestments IV, LLC own, in the aggregate, approximately 20.6% of Holdings’ issued and outstanding Common Stock; and (iii) other holders of shares of common stock, par value $0.01 per share, of Webloyalty collectively own approximately 9.0% of Holdings’ issued and outstanding Common Stock.

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the complete text of the Merger Agreement which is attached as Exhibit 2.1 to the Current Report on Form 8-K filed on January 18, 2011, and is incorporated herein by reference.

The purpose of this Amendment No. 1 to the Current Report on Form 8-K is to file the financial statements and pro forma financial information required by Item 9.01 hereunder.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The following audited consolidated financial statements of Webloyalty Holdings, Inc. and the report thereon are attached hereto as Exhibit 99.1 and incorporated herein by reference:

Audited Financial Statements

•	Independent Auditors’ Report

•	Consolidated Balance Sheets as of December 31, 2010 and 2009

•	Consolidated Statements of Operations for the years ended December 31, 2010, 2009 and 2008

•	Consolidated Statements of Convertible Preferred Stock, Stockholders’ Equity and Comprehensive Income (Loss) for the years ended December 31, 2010, 2009 and 2008

•	Consolidated Statements of Cash Flows for the years ended December 31, 2010, 2009 and 2008

•	Notes to Consolidated Financial Statements

(b)	Unaudited Pro Forma Financial Information

The following pro forma financial information of Affinion Group, Inc. after giving effect to the Merger is attached hereto as Exhibit 99.2 and incorporated herein by reference:

•	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2010, and explanatory notes thereto

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2010, and explanatory notes thereto

(d)	Exhibits

99.1	Audited Financial Statements and Report Thereon listed in Item 9.01(a)

99.2	Unaudited Pro Forma Financial Information listed in Item 9.01(b)

[SIGNATURE PAGE TO FOLLOW]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFINION GROUP, INC.

Date: March 25, 2011	By:	/s/ TODD H. SIEGEL
	Name:	Todd H. Siegel
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit
99.1	Audited Financial Statements and Report Thereon listed in Item 9.01(a)

99.2	Unaudited Pro Forma Financial Information listed in Item 9.01(b)